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                                                                    EXHIBIT 99.1

                            REORGANIZATION AGREEMENT

                  THIS REORGANIZATION AGREEMENT, dated as of May 30, 2002, is entered into by and among Valero L.P., a Delaware limited partnership (the "MLP"), Valero Logistics Operations, L.P., a Delaware limited partnership (the "OLP"), Riverwalk Logistics, L.P., a Delaware limited partnership ("Riverwalk"), and Valero GP, Inc., a Delaware corporation ("GP Inc.").

                                    RECITALS

                  WHEREAS, Riverwalk owns a 1% general partner interest in the MLP and a 1.0101% general partner interest in the OLP;

                  WHEREAS, the parties to this Agreement have determined that it would be in their best interests to reorganize the equity ownership structure of the OLP such that the OLP becomes a 100%-owned subsidiary of the MLP;

                  WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, prior to the date hereof, the MLP has formed GP Inc. and contributed $1,000 in exchange for all of the capital stock in GP Inc., and GP Inc. constitutes a 100%-owned subsidiary of the MLP;

                  NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the parties to this Agreement undertake and agree as follows:



                                    ARTICLE I

                                   DEFINITIONS

                  1.1 Definitions. In addition to the capitalized terms defined in the opening paragraph of this Agreement, the following capitalized terms shall have the meanings given below.

                           "Agreement" means this Reorganization Agreement.

                           "Delaware Act" means the Delaware Revised Uniform
Limited Partnership Act.

                           "MLP Partnership Agreement" means the Second Amended
and Restated Agreement of Limited Partnership of Valero L.P. dated as of April 16, 2001, as amended by the First Amendment to Second Amended and Restated Agreement of Limited Partnership dated as of December 31, 2001, as the same may be further amended or restated pursuant to the terms hereof.

                           "OLP Excess Liabilities" means any liability of GP
Inc., whether as general partner of OLP or pursuant to the assumption by GP Inc. of liabilities and obligations of

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OLP pursuant to Section 3.2, for liabilities of OLP existing at the time of the contribution and assignment of the Revised OLP General Partner Interest to GP Inc. pursuant to Section 2.1, but only to the extent that Riverwalk's share of such liabilities immediately prior to such contribution exceeds Riverwalk's federal income tax basis in its partnership interest in OLP.

                           "OLP Partnership Agreement" means the Second Amended
and Restated Agreement of Limited Partnership of Valero Logistics Operations, L.P. dated as of April 16, 2001, as amended by the First Amendment to Second Amended and Restated Agreement of Limited Partnership effective as of April 16, 2001, as further amended by the Second Amendment to Second Amended and Restated Agreement of Limited Partnership dated as of January 7, 2002, as the same may be further amended or restated pursuant to the terms hereof.

                           "Revised OLP General Partner Interest" has the
meaning set forth in Section 2.1.

                           "Revised OLP Limited Partner Interest" has the
meaning set forth in Section 2.2.

                                   ARTICLE II

                          CONTRIBUTIONS AND ASSIGNMENTS

                  2.1 Contribution by the MLP to GP Inc. The MLP hereby grants, contributes, transfers and conveys to GP Inc., its successors and assigns, all right, title and interest in and to a 0.01% limited partner interest in the OLP (the "Revised OLP General Partner Interest") and GP Inc. hereby accepts the Revised OLP General Partner Interest as a contribution to the capital of GP Inc.

                  2.2 Recharacterization of Interests. Effective contemporaneously with the contribution of the Revised OLP General Partner Interest pursuant to Section 2.1 hereof, (i) the Revised OLP General Partner Interest shall be recharacterized as, and shall constitute, a general partner interest and (ii) the 1.0101% general partner interest held by Riverwalk in the OLP (the "Revised OLP Limited Partner Interest") shall be recharacterized as, and shall constitute, a limited partner interest. The OLP hereby acknowledges receipt of the opinion of counsel required in Section 4.2 of the OLP Partnership Agreement.

                  2.3 Contribution by Riverwalk to the MLP. Effective contemporaneously with the contribution of the Revised OLP General Partner Interest pursuant to Section 2.1 hereof and the recharacterization of interests pursuant to Section 2.2 hereof, Riverwalk hereby grants, contributes, transfers, assigns and conveys to the MLP, its successors and assigns, all right, title and interest of Riverwalk in and to the Revised OLP Limited Partner Interest, and the MLP hereby accepts the Revised OLP Limited Partner Interest, as a contribution to the capital of the MLP in exchange for the increase in the general partner interest of Riverwalk in the MLP as set forth in Section 5.2 hereof.


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                                   ARTICLE III
                    SUCCESSION OF GENERAL PARTNER OF THE OLP

                  3.1 Withdrawal of Riverwalk as General Partner of the OLP. Effective contemporaneously with the contribution of the Revised OLP General Partner Interest pursuant to Section 2.1 hereof, the recharacterization of interests pursuant to Section 2.2 hereof and pursuant to Section 10.4 of the OLP Partnership Agreement, Riverwalk hereby ceases to be and withdraws as general partner of the OLP and proposes GP Inc. to act and serve as sole general partner of the OLP. The OLP acknowledges receipt of the opinion of counsel required in
Section 11.1(b) of the OLP Partnership Agreement.

                  3.2 GP Inc. as Successor General Partner of the OLP. Effective contemporaneously with (i) GP Inc.'s acceptance of the contributions to GP Inc. of the Revised OLP General Partner Interest pursuant to Section 2.1 and the recharacterization of such interest pursuant to Section 2.2 and (ii) the cessation and withdrawal of Riverwalk as general partner of the OLP, GP Inc. accepts and agrees to duly and timely pay, perform and discharge the rights, duties and obligations of the general partner of the OLP and all of the terms and conditions of the OLP Partnership Agreement in accordance with Section 10.4 of the OLP Partnership Agreement, and GP Inc. agrees to serve as general partner of the OLP and to be bound by the OLP Partnership Agreement (and, to the extent applicable, the MLP Partnership Agreement), as each is amended by this Agreement or as may be further amended by the terms of the respective partnership agreement, and GP Inc. is hereby admitted as the successor general partner of the OLP.

                                   ARTICLE IV

            ASSUMPTION OF AND INDEMNIFICATION FOR CERTAIN LIABILITIES

                  4.1 Assumption of Certain Liabilities and Obligations of Riverwalk by GP Inc. In connection with the transfer of the Revised OLP General Partner Interest and the succession by GP Inc. as general partner of the OLP, GP Inc. hereby assumes and agrees to duly and timely pay, perform and discharge all liabilities and obligations of the OLP to the full extent (and only to the extent) that Riverwalk, as general partner of the OLP, has been or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge such liabilities and obligations.

                  4.2 Indemnification of GP Inc. Upon the contribution and assignment of the Revised OLP General Partner Interest to GP Inc. pursuant to
Section 2.1 and GP Inc.'s succession as general partner of the OLP, Riverwalk hereby indemnifies, defends and holds harmless GP Inc. from and against any and all claims, demands, costs, liabilities and expenses (including court costs and reasonable attorney's fees) arising from or relating to the OLP Excess Liabilities.

                  4.3 Indemnification Relating to the MLP. Upon the contribution of the Revised OLP Limited Partner Interest to the MLP pursuant to Section 2.3,
(i) the MLP hereby indemnifies, defends and holds harmless GP Inc. from and against any and all claims, demands, costs, liabilities and expenses (including court costs and reasonable attorney's fees) arising from


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or relating to the OLP Excess Liabilities and (ii) Riverwalk hereby indemnifies, defends and holds harmless the MLP from and against any and all claims, demands, costs, liabilities and expenses (including court costs and reasonable attorney's fees) arising by reason of clause (i) of this Section 4.3.

                                    ARTICLE V

                      AMENDMENTS TO PARTNERSHIP AGREEMENTS

                  5.1 Amendments to the OLP Partnership Agreement. In order to further the purposes of this Agreement, each of Riverwalk, as withdrawing general partner of the OLP, GP Inc., as successor general partner of the OLP, and the MLP, as limited partner of the OLP, having determined that the following amendments would not materially adversely affect the limited partners of the MLP, hereby approve and adopt the following amendments to the OLP Partnership Agreement in accordance with Article XIII thereof:

                           (a) Section 1.1 is hereby amended by adding or
                  amending the definitions of the following terms to read in their entirety as follows:

                                    "Conflicts Committee" has the meaning
                           assigned to such term in the MLP Agreement.

                                    "General Partner" means Valero GP, Inc. and
                           its successors and permitted assigns as general partner of the Partnership.

                                    "GP Reorganization Agreement" means the
                           Reorganization Agreement, dated as of May 30, 2002 among the Partnership, the MLP, the General Partner and the MLP General Partner.

                                    "MLP General Partner" means Riverwalk
                           Logistics, L.P. and its successors and permitted assigns in its capacity as general partner of the MLP.

                                    "Percentage Interest" means as of the date
                           of such determination (a) as to the General Partner, 0.01% and (b) as to the Limited Partner, 99.99%.

                           (b) Section 4.2 is hereby amended to read in its
                  entirety as follows:

                                    "SECTION 4.2 Transfer of General Partner's
                           Partnership Interest.

                                    No provision of this Agreement shall be
                           construed to prevent (and the Limited Partners do hereby expressly consent to) (i) the transfer by the General Partner of all or a portion of its General Partner Interest to one or more Affiliates, which transferred General Partner Interest, to the extent not transferred to a successor General Partner, shall be recharacterized as and constitute a Limited Partner Interest or (ii) the transfer by the General Partner, in whole and not in part, of its General Partner Interest upon its


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                           merger, consolidation or other combination into any
                           other Person or the transfer by it of all or substantially all of its assets to another Person if, in the case of a transfer described in either clause
                           (i) or (ii) of this sentence, the rights and duties of the General Partner with respect to the General Partner Interest so transferred, or the rights and duties of a Limited Partner with respect to the Limited Partner Interest so transferred, are assumed by the transferee and the transferee agrees to be bound by the provisions of this Agreement; provided, however, that in either such case, the transferee is primarily controlled, directly or indirectly, by the MLP General Partner or any Person primarily controlling, directly or indirectly, the MLP General Partner; provided, further, that in either such case, such transferee furnishes to the Partnership an Opinion of Counsel that such merger, consolidation, combination, transfer or assumption will not result in a loss of limited liability of the Limited Partners or cause the Partnership to be taxable as a corporation or otherwise taxed as an entity for federal income tax purposes. In the case of a transfer pursuant to this Section 4.2 to a Person proposed as a successor general partner of the Partnership, the transferee or successor (as the case may be) shall be admitted to the Partnership as the General Partner immediately prior to the transfer of the Partnership Interest, and the business of the Partnership shall continue without dissolution."

                           (c) Section 5.3 is hereby amended to change the term
                  "1.0101" to "0.01" and to change the term "98.9899" to
                  "99.99."

                           (d) Section 5.5(d)(i) is hereby amended to delete the
                  phrase "or the conversion of the General Partner's Partnership Interest to Common Units pursuant to Section 11.3(a)" in the first sentence thereof.

                           (e) Section 6.1(a)(ii) is hereby amended to read in
                  its entirety as follows:

                                    "Second, 100% to the General Partner and the
                           Limited Partners in accordance with their respective Percentage Interests."

                           (f) Section 6.1(b)(i) is hereby amended to read in
                  its entirety as follows:

                                    "First, 100% to the General Partner and the
                           Limited Partners in accordance with their respective Percentage Interests; provided, however, that the Net Losses shall not be allocated to a Limited Partner pursuant to this Section 6.1(b)(i) to the extent that such allocation would cause a Limited Partner to have deficit balance in its Adjusted Capital Account at the end of such taxable year (or increase any existing deficit balance in such Limited Partner's Adjusted Capital Account);"


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                           (g) Section 6.1(c)(i)(B) is hereby amended to read in
                  its entirety as follows:

                                    "Second, 100% to the General Partner and the
                           Limited Partners in accordance with their respective Percentage Interests."

                           (h) The last sentence of Section 7.3(b) is hereby
                  amended to read in its entirety as follows:

                                    "Without the approval of at least a Unit
                           Majority, the General Partner shall not (i) consent to any amendment to this Agreement or except as expressly permitted by Section 7.9(d) of the MLP Agreement, take any action permitted to be taken by a Partner, in either case, that would have a material adverse effect on the MLP as a Partner or (ii) except as permitted under Sections 4.2, 11.1 and 11.2 of this Agreement, elect a successor general partner of the Partnership."

                           (i) The last sentence of Section 7.9(b) is hereby
                  amended to change the term "1.0101%" to "0.01%."

                           (j) Section 11.1(a)(iv) is hereby deleted in its
                  entirety and replaced with the word "[Reserved]".

                           (k) The first sentence of the last paragraph of
                  Section 11.1(a) is hereby amended in its entirety to read as follows:

                                    "If an Event of Withdrawal specified in
                           Section 11.1(a)(v), (vi) or (vii)(A), (B), (C) or (E)
                           occurs, the Withdrawing General Partner shall give notice to the Limited Partners within 30 days after such occurrence."

                           (l) The second sentence of Section 11.1(b) is hereby
                  amended to read in its entirety as follows:

                                    "If the General Partner gives a notice of
                           withdrawal pursuant to Section 11.1(a)(i) hereof, the Limited Partners may, prior to the effective date of such withdrawal, elect a successor General Partner."

                           (m) Section 11.2 is hereby amended to read in its
                  entirety as follows:

                                    "SECTION 11.2 Removal of the General
                           Partner. The General Partner may be removed by the holders of a majority of the Limited Partner Interests. If the General Partner is removed pursuant to this Section 11.2, the Limited Partners may, prior to the effective date of such removal, elect a successor General Partner. The admission of any such successor General Partner to the Partnership shall be subject to the provisions of Section 10.4."


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                           (n) Section 11.3(a) is hereby amended to delete the
                  parenthetical in the first sentence and to add a new third sentence that reads in its entirety as follows:

                                    "Notwithstanding the foregoing, an
                           assignment of all or any portion of a General Partner's (or Departing General Partner's) Partnership Interest to the MLP as Limited Partner, or to any other Person (other than an individual) the ownership interest of which is then transferred to the MLP, can be made in exchange for an increased interest in the MLP and in lieu of a cash purchase."

                           (o) Section 12.2(b) is hereby amended to read in its
                  entirety as follows:

                                    "if the successor General Partner is not the
                           former General Partner, then the interest of the former General Partner shall be purchased by the successor General Partner; and"

                           (p) Article XV is hereby amended to add the following
                  immediately after Section 15.10.

                                    "SECTION 15.11 Amendments to Reflect GP
                           Reorganization Agreement. In addition to the amendments to this Agreement contained in the GP Reorganization Agreement and notwithstanding any other provision of this Agreement to the contrary, this Agreement shall be deemed to be further amended and modified to the extent necessary, but only to the extent necessary, to carry out the purposes and intent of the GP Reorganization Agreement."

                  5.2 Amendments to MLP Partnership Agreement. In order to further the purposes of this Agreement and to evidence the increased interest of the general partner in the MLP issued in exchange for the contributions to the MLP made pursuant to Article II hereof, Riverwalk, as general partner of the MLP, having determined that the following amendments would not materially adversely affect the limited partners of the MLP, hereby exercises its rights and powers to amend the MLP Partnership Agreement without the approval of any limited partner or assignee pursuant to Section 13.1(d)(i) of the MLP Partnership Agreement, hereby approves and adopts the following amendments to the MLP Partnership Agreement in accordance with Article XIII thereof:

                           (a) Section 1.1 is hereby amended by adding or
                  amending the definitions of the following terms to read in their entirety as follows:

                                    "GP Reorganization Agreement" means the
                           Reorganization Agreement, dated as of May 30, 2002, among the Partnership, the Operating Partnership, the General Partner and the Operating General Partner.

                                    "Operating General Partner" means Valero GP,
                           Inc., a Delaware corporation and wholly owned subsidiary of the Partnership, and any


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                           successors and permitted assigns as the general
                           partner of the Operating Partnership.

                                    "Operating Partnership" means Valero
                           Logistics Operations, L.P., a Delaware limited partnership, and such other Persons that are treated as partnerships for federal income tax purposes that are majority-owned by the Partnership and controlled by the Partnership (whether by direct or indirect ownership of the general partner of such Person or otherwise) and established or acquired for the purpose of conducting the business of the Partnership.

                                    "Operating Partnership Agreement" means the
                           agreement of limited partnership of any Operating Partnership that is a limited partnership, or any limited liability company agreement of any Operating Partnership that is a limited liability company that is treated as a partnership for federal income tax purposes, as such may be amended, supplemented or restated from time to time.

                                    "Percentage Interest" means as of any date
                           of determination (a) as to the General Partner (with respect to its General Partner Interest), 2% and (b) as to any Unitholder or Assignee holding Units, the product obtained by multiplying (i) 98% less the percentage applicable to paragraph (c) by (ii) the quotient obtained by dividing (A) the number of Units held by such Unitholder or Assignee by (B) the total number of all Outstanding Units, and (c) as to holders of additional Partnership Securities issued by the Partnership in accordance with Section 5.6, the percentage established as part of such issuance. The Percentage Interest with respect to an Incentive Distribution Right shall at all times be zero.

                           (b) The definition of Subordination Period in Section
                  1.1 is hereby amended to delete the phrase "and on the general partner interest in the Operating Partnership" in clause
                  (a)(i)(B).

                           (c) Section 4.6(c)(i) is hereby amended to delete the
                  phrase "and the Operating Partnership Agreement" both places it appears.

                           (d) Section 4.8(b) is hereby amended to delete the
                  phrase "or Operating Partnership" in the first sentence.

                           (e) Section 5.2(b) is hereby amended to change the
                  term "1/99th" to "2/98th."

                           (f) Section 6.1(a)(ii), Section 6.1(a)(iii), Section
                  6.1(b)(i) and Section 6.1(b)(ii) are each hereby amended to change the term "1%" to "2%" and to change the term "99%" to "98%."

                           (g) Section 6.1(c)(i) is hereby amended to read in
                  its entirety as follows:


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                                    "(i) If a Net Termination Gain is recognized
                           (or deemed recognized pursuant to Section 5.5(d)), such Net Termination Gain shall be allocated between the General Partner and the Limited Partners in the following manner (and the Capital Accounts of the Partners shall be increased by the amount so allocated in each of the following subclauses, in the order listed, before an allocation is made pursuant to the next succeeding subclause):

                                             (A) First, to each Partner having a
                                    deficit balance in its Capital Account, in the proportion that such deficit balance bears to the total deficit balances in the Capital Accounts of all Partners, until each such Partner has been allocated Net Termination Gain equal to any such deficit balance in its Capital Account;

                                             (B) Second, 98% to all Unitholders
                                    holding Common Units, Pro Rata, and 2% to the General Partner, in accordance with their respective Percentage Interests, until the Capital Account in respect of each Common Unit then Outstanding is equal to the sum of (1) its Unrecovered Capital plus (2) the Minimum Quarterly Distribution for the Quarter during which the Liquidation Date occurs, reduced by any distribution pursuant to Section 6.4(a)(i) or (b)(i) with respect to such Common Unit for such Quarter (the amount determined pursuant to this clause
                                    (2) is hereinafter defined as the "Unpaid
                                    MQD") plus (3) any then existing Cumulative
                                    Common Unit Arrearage;

                                             (C) Third, if such Net Termination
                                    Gain is recognized (or is deemed to be
                                    recognized) prior to the expiration of the Subordination Period, 98% to all Unitholders holding Subordinated Units, Pro Rata, and 2% to the General Partner until the Capital Account in respect of each Subordinated Unit then Outstanding equals the sum of (1) its Unrecovered Capital, determined for the taxable year (or portion thereof) to which this allocation of gain relates, plus (2) the Minimum Quarterly Distribution for the Quarter during which the Liquidation Date occurs, reduced by any distribution pursuant to Section 6.4(a)(iii) with respect to such Subordinated Unit for such Quarter;

                                             (D) Fourth, 90% to all Unitholders,
                                    Pro Rata, 8% to the holders of the Incentive
                                    Distribution Rights, Pro Rata, and 2% to the
                                    General Partner until the Capital Account in respect of each Common Unit then Outstanding is equal to the sum of (1) its Unrecovered Capital, plus (2) the Unpaid MQD, plus (3) any then existing Cumulative Common Unit Arrearage, plus (4) the excess of (aa) the First Target Distribution less the Minimum Quarterly Distribution for each Quarter of the Partnership's existence over (bb) the cumulative per Unit amount of any distributions of


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

                                    Operating Surplus that was distributed
                                    pursuant to Sections 6.4(a)(iv) and
                                    6.4(b)(ii) (the sum of (1) plus (2) plus (3) plus (4) is hereinafter defined as the "First Liquidation Target Amount");

                                             (E) Fifth, 75% to all Unitholders,
                                    Pro Rata, 23% to the holders of the
                                    Incentive Distribution Rights, Pro Rata, and
                                    2% to the General Partner until the Capital
                                    Account in respect of each Common Unit then
                                    Outstanding is equal to the sum of (1) the First Liquidation Target Amount, plus (2) the excess of (aa) the Second Target Distribution less the First Target Distribution for each Quarter of the Partnership's existence over (bb) the cumulative per Unit amount of any distributions of Operating Surplus that was distributed pursuant to Sections 6.4(a)(v) and 6.4(b)(iii) (the sum of (1) plus (2) is hereinafter defined as the "Second Liquidation Target Amount"); and

                                             (F) Finally, any remaining amount
                                    50% to all Unitholders, Pro Rata, 48% to the holders of the Incentive Distribution Rights, Pro Rata, and 2% to the General Partner."

                           (h) Section 6.1(c)(ii)(A) and Section 6.1(c)(ii)(B)
                  are each hereby amended to change the term "99%" to "98%" and to change the term "1%" to "2%."

                           (i) Sections 6.4 and 6.5 are hereby amended to read
                  in their entirety as follows:

                                    "SECTION 6.4 Distributions of Available Cash
                           from Operating Surplus.

                                    (a) During Subordination Period. Available
                           Cash with respect to any Quarter within the Subordination Period that is deemed to be Operating Surplus pursuant to the provisions of Section 6.3 or
                           6.5 shall, subject to Section 17-607 of the Delaware Act, be distributed as follows, except as otherwise required by Section 5.6(b) in respect of additional Partnership Securities issued pursuant thereto:

                                    (i)      First, 98% to the Unitholders
                                             holding Common Units, Pro Rata, and
                                             2% to the General Partner until
                                             there has been distributed in
                                             respect of each Common Unit then
                                             Outstanding an amount equal to the
                                             Minimum Quarterly Distribution for
                                             such Quarter;

                                    (ii)     Second, 98% to the Unitholders
                                             holding Common Units, Pro Rata, and
                                             2% to the General Partner until
                                             there has been distributed in
                                             respect of each Common Unit then
                                             Outstanding an amount equal to the
                                             Cumulative Common Unit Arrearage
                                             existing with respect to such
                                             Quarter;


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

                                    (iii)    Third, 98% to the Unitholders
                                             holding Subordinated Units, Pro
                                             Rata, and 2% to the General Partner
                                             until there has been distributed in
                                             respect of each Subordinated Unit
                                             then Outstanding an amount equal to
                                             the Minimum Quarterly Distribution
                                             for such Quarter;

                                    (iv)     Fourth, 90% to all Unitholders, Pro
                                             Rata, 8% to the holders of the
                                             Incentive Distribution Rights, Pro
                                             Rata, and 2% to the General Partner
                                             until there has been distributed in
                                             respect of each Unit then
                                             Outstanding an amount equal to the
                                             excess of the First Target
                                             Distribution over the Minimum
                                             Quarterly Distribution for such
                                             Quarter;

                                    (v)      Fifth, 75% to all Unitholders, Pro
                                             Rata, 23% to the holders of the
                                             Incentive Distribution Rights, Pro
                                             Rata, and 2% to the General Partner
                                             until there has been distributed in
                                             respect of each Unit then
                                             Outstanding an amount equal to the
                                             excess of the Second Target
                                             Distribution over the First Target
                                             Distribution for such Quarter; and

                                    (vi)     Thereafter, 50% to all Unitholders,
                                             Pro Rata, 48% to the holders of the
                                             Incentive Distribution Rights, Pro
                                             Rata, and 2% to the General
                                             Partner;

                           provided, however, if the Minimum Quarterly
                           Distribution, the First Target Distribution and the Second Target Distribution have been reduced to zero pursuant to the second sentence of Section 6.6(a), the distribution of Available Cash that is deemed to be Operating Surplus with respect to any Quarter will be made solely in accordance with Section 6.4(a)(vi).

                                    (b) After Subordination Period. Available
                           Cash with respect to any Quarter after the Subordination Period that is deemed to be Operating Surplus pursuant to the provisions of Section 6.3 or 6.5, subject to Section 17-607 of the Delaware Act, shall be distributed as follows, except as otherwise required by Section 5.6(b) in respect of additional Partnership Securities issued pursuant thereto:

                                    (i)      First, 98% to all Unitholders, Pro
                                             Rata, and 2% to the General Partner
                                             until there has been distributed in
                                             respect of each Unit then
                                             Outstanding an amount equal to the
                                             Minimum Quarterly Distribution for
                                             such Quarter;

                                    (ii)     Second, 90% to all Unitholders, Pro
                                             Rata, and 8% to the holders of the
                                             Incentive Distribution Rights, Pro
                                             Rata, and 2% to the General Partner
                                             until there has been distributed in
                                             respect of each Unit then
                                             Outstanding an amount equal to
                                             the excess of the First Target
                                             Distribution over the Minimum
                                             Quarterly Distribution for such
                                             Quarter;

                                    (iii)    Third, 75% to all Unitholders, Pro
                                             Rata, and 23% to the holders of the
                                             Incentive Distribution Rights, Pro
                                             Rata, and 2% to the General Partner
                                             until there has been distributed in
                                             respect of each Unit then
                                             Outstanding an amount equal to the
                                             excess of the Second Target
                                             Distribution over the First Target
                                             Distribution for such Quarter; and

                                    (iv)     Thereafter, 50% to all Unitholders,
                                             Pro Rata, and 48% to the holders of
                                             the Incentive Distribution Rights,
                                             Pro Rata, and 2% to the General
                                             Partner;

                           provided, however, if the Minimum Quarterly
                           Distribution, the First Target Distribution and the Second Target Distribution have been reduced to zero pursuant to the second sentence of Section 6.6(a), the distribution of Available Cash that is deemed to be Operating Surplus with respect to any Quarter will be made solely in accordance with Section 6.4(b)(iv).

                                    "SECTION 6.5 Distributions of Available Cash
                           from Capital Surplus.

                                            Available Cash that is deemed to be
                                    Capital Surplus pursuant to the provisions of Section 6.3(a) shall, subject to Section 17-607 of the Delaware Act, be distributed, unless the provisions of Section 6.3 require otherwise, 98% to all Unitholders, Pro Rata, and 2% to the General Partner until a hypothetical holder of a Common Unit acquired on the Closing Date has received with respect to such Common Unit, during the period since the Closing Date through such date, distributions of Available Cash that are deemed to be Capital Surplus in an aggregate amount equal to the Initial Unit Price. Available Cash that is deemed to be Capital Surplus shall then be distributed 98% to all Unitholders holding Common Units, Pro Rata, and 2% to the General Partner until there has been distributed in respect of each Common Unit then Outstanding an amount equal to the Cumulative Common Unit Arrearage. Thereafter, all Available Cash shall be distributed as if it were Operating Surplus and shall be distributed in accordance with Section 6.4."

                           (j) Section 7.1(a)(xiv) is hereby amended to read in
                  its entirety as follows:

                                    "the undertaking of any action in connection
                           with the Partnership's ownership or operation of any Group Member, including exercising, on behalf and for the benefit of the Partnership, the Partnership's rights as the sole stockholder of the Operating General Partner."

                           (k) Section 7.3(b) is hereby amended to delete the
                  phrase "of the Partnership or the Operating Partnership" in the last line of that section.

                           (l) Section 7.5(a) is hereby amended to delete the
                  references to the Operating Partnership.

                           (m) Section 7.8(d) is hereby amended to add the
                  phrase "and the Operating General Partner's" immediately prior to the word "directors."

                           (n) Section 7.9(b) is hereby amended to change the
                  term "1%" to "2%" in the last sentence of such section.

                           (o) Section 9.4 is hereby amended to delete the
                  phrase "and the Operating Partnership."

                           (p) Section 11.1(a)(i) is hereby amended to read in
                  its entirety as follows:

                                    "The General Partner voluntarily withdraws
                           from the Partnership by giving notice to the other Partners."

                           (q) Section 11.3(a) is hereby amended to delete the
                  phrase "or the Operating Partnership Agreement" in the second sentence of such paragraph.

                           (r) Section 11.3(c) is hereby amended to change the
                  term "1/99th" to "2/98th" and to change the term "1%" to "2%".

                           (s) Article XVI is hereby amended to add the
                  following immediately after Section 16.10:

                                    "SECTION 16.11 Amendments to Reflect GP
                           Reorganization Agreement. In addition to the amendments to this Agreement contained in the GP Restructuring Agreement and notwithstanding any other provision of this Agreement to the contrary, this Agreement shall be deemed to be further amended and modified to the extent necessary, but only to the extent necessary, to carry out the purposes and intent of the GP Reorganization Agreement."

                  5.3 Restatement of Partnership Agreements. Each of the partners of the MLP and the OLP that is a party hereto agrees to execute and deliver a restated and amended version of each of the MLP Partnership Agreement and the OLP Partnership Agreement to which it is a party incorporating the amendments to such agreement adopted by this Agreement together with such other amendments intended to clarify the agreement as the general partner of such limited partnership determines as are appropriate and not having a material adverse effect on the limited partners of the partnership, and in the case of the MLP, the holders of outstanding Units therein.

                                   ARTICLE VI

                                  MISCELLANEOUS

                  6.1 Other Assurances. From time to time after the date hereof, and without any further consideration, each of the parties to this Agreement shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.

                  6.2 Costs. The MLP shall pay all expenses arising out of the contributions, assignments and deliveries to be made hereunder, including the expenses of amending the MLP Partnership Agreement and the OLP Partnership Agreement.

                  6.3 Successors and Assigns. The Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

                  6.4 No Third Party Rights. The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

                  6.5 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

                  6.6 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

                  6.7 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the parties hereto.

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                                    VALERO L.P.


                                    By:  Riverwalk Logistics, L.P., as general
                                         partner

                                             By:  Valero GP, LLC, as general
                                                  partner


                                                 By: /s/ Curtis V. Anastasio
                                                     ---------------------------
                                                 Name:  Curtis V. Anastasio
                                                 Title: President and CEO


                                    VALERO LOGISTICS OPERATIONS, L.P.


                                    By:  Riverwalk Logistics, L.P., as general
                                         partner

                                             By:  Valero GP, LLC, as general
                                                  partner


                                                 By: /s/ Curtis V. Anastasio
                                                     ---------------------------
                                                 Name:  Curtis V. Anastasio
                                                 Title: President and CEO


                                    RIVERWALK LOGISTICS, L.P.

                                    By:  Valero GP, LLC, as general partner


                                             By: /s/ Curtis V. Anastasio
                                                 -------------------------------
                                             Name:  Curtis V. Anastasio
                                             Title: President and CEO



                                    VALERO GP, INC.


                                    By: /s/ Curtis V. Anastasio
                                        ----------------------------------------
                                    Name:  Curtis V. Anastasio
                                    Title: President and CEO